For release: Wednesday, August 4, 2021 at 7:30 a.m. ET GM Reports Strong Second-Quarter 2021 Results DETROIT – General Motors Co. (NYSE: GM) today reported strong second-quarter earnings while continuing to accelerate its EV and AV growth initiatives. The company successfully prioritized production of its highest demand vehicles, gained significant retail market share in the full-size pickup segment in the United States and benefited from strong pricing and mix. Additionally, high used vehicle prices due to low new vehicle inventories drove continued record results at GM Financial. Given the company’s first-half performance and its expectations for the rest of the year, GM is raising its full-year guidance. Downloads • GM Chair and CEO Mary Barra's letter to shareholders • Detailed quarterly results with year-over-year comparisons Second-quarter 2021 results overview • Revenue of $34.2 billion • Net income of $2.8 billion, and EBIT-adjusted of $4.1 billion, including warranty recall costs of $(1.3) billion, of which $(0.8) billion was related to the Chevrolet Bolt EV • Net income margin of 8.3 percent, and EBIT-adjusted margin of 12.0 percent • Automotive operating cash flow of $4.0 billion and adjusted automotive free cash flow of $2.5 billion • EPS-diluted of $1.90, and EPS-diluted-adjusted of $1.97* • GM North America EBIT-adjusted of $2.9 billion, and EBIT-adjusted margin of 10.4 percent • GM International EBIT-adjusted of $0.0 billion, including China Equity Income of $0.3 billion • GM Financial EBT-adjusted of $1.6 billion Second-quarter 2020 results overview • Revenue of $16.8 billion • Net income (loss) of $(0.8) billion, and EBIT (loss)-adjusted of $(0.5) billion • Net income (loss) margin of (4.5) percent, and EBIT (loss)-adjusted margin of (3.2) percent • Automotive operating cash flow of $(8.0) billion, and adjusted automotive free cash flow of $(9.0) billion • EPS-diluted of $(0.56), and EPS-diluted-adjusted of $(0.50)** News Exhibit 99.1

• GM North America EBIT (loss)-adjusted of $(0.1) billion, and EBIT (loss)-adjusted margin of (0.9) percent • GM International EBIT (loss)-adjusted of $(0.3) billion, including China Equity Income of $0.2 billion • GM Financial EBT-adjusted of $0.2 billion 2021 guidance • Full-year EPS-diluted of between $5.12 and $6.12, and EPS-diluted-adjusted of between $5.40 and $6.40 • Full-year net income of between $7.7 billion and $9.2 billion, and EBIT-adjusted of between $11.5 billion and $13.5 billion See below for reconciliations of non-GAAP measures to their most directly comparable GAAP measures or visit the GM Investor Relations website for complete details. Conference call for investors and analysts Mary Barra and Chief Financial Officer Paul Jacobson will host a conference call for investors and analysts at 10 a.m. ET today to discuss these results and the company’s growth strategy. Introductory remarks will be followed by a question-and-answer session. Those who wish to listen to the call may dial in using the following numbers: • United States: 1-888-808-8618 • International: +1-949-484-0645 • Name of call: GM Earnings Call *EPS-diluted and EPS-diluted-adjusted include a $0.12 impact from mark-to-market gains on equity method investments. **EPS-diluted and EPS-diluted-adjusted includes a $0.08 impact from mark-to-market gains on equity method investments. General Motors (NYSE:GM) is a global company focused on advancing an all-electric future that is inclusive and accessible to all. At the heart of this strategy is the Ultium battery platform, which powers everything from mass- market to high-performance vehicles. General Motors, its subsidiaries and its joint venture entities sell vehicles under the Chevrolet, Buick, GMC, Cadillac, Baojun and Wuling brands. More information on the company and its subsidiaries, including OnStar, a global leader in vehicle safety and security services, can be found at https:// www.gm.com. ###

CONTACTS: Jim Cain GM Communications 313-407-2843 james.cain@chevrolet.com Michael Heifler GM Investor Relations 313-418-0220 michael.heifler@gm.com Lauren Langille GM Communications 931-398-8191 lauren.langille@gm.com Cautionary Note on Forward-Looking Statements: This press release and related comments by management may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent our current judgement about possible future events and are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgements are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of factors, many of which are described in our most recent Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Non-GAAP Reconciliations The following table reconciles net income attributable to stockholders under U.S. GAAP to EBIT (loss)-adjusted (dollars in millions): Three Months Ended June 30, 2021 June 30, 2020 Net income (loss) attributable to stockholders(a) $ 2,836 $ (758) Income tax expense (benefit) 971 (112) Automotive interest expense 243 303 Automotive interest income (32) (61) Adjustments Korea Wage Litigation(b) 82 Cadillac dealer strategy(c) 17 GMI restructuring(d) — 92 Total adjustments 99 92 EBIT (loss)-adjusted $ 4,117 $ (536) __________ (a) Net of net loss attributable to noncontrolling interest. (b) This adjustment was excluded because of the unique events associated with recent Supreme Court of Korea decisions related to our salaried workers. (c) This adjustment was excluded because it relates to strategic activities to transition certain Cadillac dealers from the network as part of Cadillac's electric vehicle strategy. (d) This adjustment was excluded because of a strategic decision to rationalize our core operations by exiting or significantly reducing our presence in various international markets to focus resources on opportunities expected to deliver higher returns. This adjustment primarily consists of inventory provisions.

The following table reconciles diluted earnings (loss) per common share under U.S. GAAP to EPS-diluted-adjusted (dollars in millions, except per share amounts): Three Months Ended June 30, 2021 June 30, 2020 Amount Per Share Amount Per Share Diluted earnings (loss) per common share $ 2,790 $ 1.90 $ (806) $ (0.56) Adjustments(a) 99 0.07 92 0.06 Tax effect on adjustment(b) (4) — 5 — Tax adjustment — — — — EPS-diluted-adjusted $ 2,885 $ 1.97 $ (709) $ (0.50) __________ (a) Refer to the reconciliation of Net income attributable to stockholders under U.S. GAAP to EBIT-adjusted for adjustment details. (b) The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction to which the adjustment relates. The following table reconciles net automotive cash provided by (used in) operating activities under U.S. GAAP to adjusted automotive free cash flow (dollars in millions): Three Months Ended June 30, 2021 June 30, 2020 Net automotive cash provided by (used in) operating activities $ 4,007 $ (7,996) Less: Capital expenditures (1,546) (1,107) Add: GMI restructuring — 61 Add: Cadillac Dealer Transition 17 — Adjusted automotive free cash flow $ 2,478 $ (9,042)

Guidance Reconciliations The following table reconciles expected Net income attributable to stockholders under U.S. GAAP to expected EBIT-adjusted (dollars in billions): Year Ending December 31, 2021 Net income attributable to stockholders $ 7.7-9.2 Income tax expense 2.8-3.3 Automotive interest expense, net 0.9 Adjustments (a) 0.1 EBIT-adjusted (b) $ 11.5-13.5 __________ (a) Refer to the reconciliation of Net income attributable to stockholders under U.S. GAAP to EBIT-adjusted for adjustment details. (b) We do not consider the potential future impact of adjustments on our expected financial results. Year Ending December 31, 2021 Diluted earnings per common share $ 5.12-6.12 Adjustments (a) (b) 0.28 EPS-diluted-adjusted (c) $ 5.40-6.40 __________ (a) Refer to the reconciliation of Net income attributable to stockholders under U.S. GAAP to EBIT-adjusted for adjustment details. (b) These adjustments include $0.22 related to the establishment of a valuation allowance against deferred tax assets that are no longer considered realizable for Cruise for the three months ended March 31, 2021. (c) We do not consider the potential future impact of adjustments on our expected financial results.